                                                      PROMISSORY NOTE

                        DATED as of the 27th day of May, 2011.

TO:                 LARISSA ZABELINA

                        Ul. Boycovaya 22, Kv.70

                        Moscow, Russia

                        (the "Lender")

FOR VALUE RECEIVED, ULTIMATE NOVELTY SPORTS INC. (USA) (“UNSI”), at 1802 North Carson Street, Suite 108, Carson City, NV, promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below (“Principal”).

The following are the terms and conditions of the Note:

1.         Principal amount:                    USD $25,000.

2.         Interest:                                  4.50% per annum, simple interest, compounded yearly, not in advance

3.         Maturity date:                        This Note shall mature and be due and payable on demand.

4.         Payment:                                 The Principal balance and accrued interest outstanding shall be paid to the Lender upon demand at the address set out above.

5.         Default:                                   In the event of a default of the payment of any Principal in accordance with the terms of this Note Incoming shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.         Further Assurances:               UNSI agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.         Currency:                                All funds and dollar amounts referred to in this Note are in the lawful currency of the United States of America.

8.         Jurisdiction:                            This Note shall be interpreted in accordance with the laws in effect from time to time in the State of Nevada.

                        IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

SIGNED, and DELIVERED

by ULTIMATE NOVELTY SPORTS INC. (USA)

in the presence of:

_______________________________________                                       /s/ E. Mochkina

Witness                                                                                                         ___________________________

                                                                                                                     Authorized Signatory

_______________________________________

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